UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 29, 2009

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2009, Beckman Coulter, Inc. issued a press release announcing its results for the quarter ended September 30, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in Item 7.01 below is incorporated by reference in this Item 2.02. The attached exhibit 99.1 is incorporated by reference in this Item 2.02 and is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

Attached as exhibit 99.2 is a financial presentation disclosing certain financial information for the third quarter 2009 for Beckman Coulter, Inc. The attached Exhibit 99.2 is incorporated by reference in this Item 7.01 and is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release issued by Beckman Coulter, Inc. dated October 29, 2009 announcing third quarter 2009 results.

99.2	Beckman Coulter, Inc. Q3 2009 financial presentation materials dated October 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2009	BECKMAN COULTER, INC.

	By:	/s/ PATRICIA STOUT
	Name: Title:	Patricia Stout Deputy General Counsel